                                                                    Exhibit 99.1

     Student Loan Finance Corporation
     Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
      Section 21 of the Servicing Agreement (Unaudited)

     Education Loans Incorporated - 1999-1 Indenture
     Student Loan Asset-Backed Notes
     Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
     Report for the Month Ended September 30, 2003

I.   Noteholder Information

A.   Identification of Notes

     Series      Description                               Cusip #        Due Date
     -------------------------------------------------------------------------------------
     1999-1A     Senior Auction Rate Notes ................280907AP1 .....December 1, 2035
     1999-1B     Senior Auction Rate Notes ................280907AQ9 .....December 1, 2035
     1999-1C     Subordinate Auction Rate Notes ...........280907AR7 .....December 1, 2035
     2000-1A     Senior Auction Rate Notes ................280907AS5 .....December 1, 2035
     2000-1B     Senior Auction Rate Notes ................280907AT3 .....December 1, 2035
     2000-1C     Subordinate Auction Rate Notes ...........280907AU0 .....December 1, 2035
     2001-1A     Senior Auction Rate Notes ................280907AV8 .....December 1, 2035
     2001-1B     Senior Auction Rate Notes ................280907AW6 .....December 1, 2035
     2001-1C     Subordinate Auction Rate Notes ...........280907AX4 .....December 1, 2035
     2002-1A     Senior Auction Rate Notes ................280907AY2 .....December 1, 2035
     2002-1B     Senior Auction Rate Notes ................280907AZ9 .....December 1, 2035
     2002-1C     Subordinate Auction Rate Notes ...........280907BA3 .....December 1, 2035
     2003-1A     Senior Auction Rate Notes ................280907BB1 .....December 1, 2035
     2003-1B     Senior Auction Rate Notes ................280907BC9 .....December 1, 2035
     2003-1C     Senior Auction Rate Notes ................280907BD7 .....December 1, 2035
     2003-1D     Subordinate Auction Rate Notes ...........280907BE5 .....December 1, 2035

B.   Notification of Redemption Call of Notes

     Series 1999-1:
       None
     Series 2000-1:
       None
     Series 2001-1:
       None
     Series 2002-1:
       None
     Series 2003-1:
       None

C.   Principal Outstanding - September, 2003

                            Principal         Principal         Principal           Principal
                         Outstanding,          Borrowed          Payments        Outstanding,
     Series            Start of Month      During Month      During Month        End of Month
     -----------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A        $ 78,000,000.00             $0.00             $0.00     $ 78,000,000.00
       1999-1B          39,000,000.00              0.00              0.00       39,000,000.00
       1999-1C           9,300,000.00              0.00              0.00        9,300,000.00
                 -----------------------------------------------------------------------------
       Total           126,300,000.00              0.00              0.00      126,300,000.00
                 -----------------------------------------------------------------------------
     Series 2000-1:
       2000-1A          54,100,000.00              0.00              0.00       54,100,000.00
       2000-1B          54,100,000.00              0.00              0.00       54,100,000.00
       2000-1C          22,000,000.00              0.00              0.00       22,000,000.00
                 -----------------------------------------------------------------------------
       Total           130,200,000.00              0.00              0.00      130,200,000.00
                 -----------------------------------------------------------------------------
     Series 2001-1:
       2001-1A          79,000,000.00              0.00              0.00       79,000,000.00
       2001-1B          79,000,000.00              0.00              0.00       79,000,000.00
       2001-1C          23,800,000.00              0.00              0.00       23,800,000.00
                 -----------------------------------------------------------------------------
       Total           181,800,000.00              0.00              0.00      181,800,000.00
                 -----------------------------------------------------------------------------
     Series 2002-1:
       2002-1A          82,700,000.00              0.00              0.00       82,700,000.00
       2002-1B          82,700,000.00              0.00              0.00       82,700,000.00
       2002-1C          24,500,000.00              0.00              0.00       24,500,000.00
                 -----------------------------------------------------------------------------
       Total           189,900,000.00              0.00              0.00      189,900,000.00
                 -----------------------------------------------------------------------------
     Series 2003-1:
       2003-1A          70,000,000.00              0.00              0.00       70,000,000.00
       2003-1B          70,000,000.00              0.00              0.00       70,000,000.00
       2003-1C          69,000,000.00              0.00              0.00       69,000,000.00
       2003-1D          30,500,000.00              0.00              0.00       30,500,000.00
                 -----------------------------------------------------------------------------
       Total           239,500,000.00              0.00              0.00      239,500,000.00
                 -----------------------------------------------------------------------------
     Totals           $867,700,000.00             $0.00             $0.00     $867,700,000.00
                 =============================================================================

D.   Accrued Interest Outstanding - September, 2003

                     Accrued Interest          Interest          Interest       Accrued Interest          Interest
                         Outstanding,           Accrued          Payments           Outstanding,        Rate As Of
     Series            Start of Month      During Month      During Month           End of Month      End Of Month
     --------------------------------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A            $ 29,380.00       $ 74,056.57       $ 68,553.24            $ 34,883.33          1.15000%
       1999-1B              14,690.00         37,028.43         34,276.76              17,441.67          1.15000%
       1999-1C               4,030.00         10,074.91          9,403.24               4,701.67          1.30000%
                 --------------------------------------------------------------------------------
       Total                48,100.00        121,159.91        112,233.24              57,026.67
                 --------------------------------------------------------------------------------
     Series 2000-1:
       2000-1A              31,107.50         51,845.71         48,389.32              34,563.89          1.15000%
       2000-1B              18,514.22         51,079.39         47,127.08              22,466.53          1.15000%
       2000-1C              14,850.00         24,138.89         23,100.00              15,888.89          1.30000%
                 --------------------------------------------------------------------------------
       Total                64,471.72        127,063.99        118,616.40              72,919.31
                 --------------------------------------------------------------------------------
     Series 2001-1:
       2001-1A               9,655.56         72,943.36         67,588.92              15,010.00          1.14000%
       2001-1B              63,090.28         75,708.30         70,661.08              68,137.50          1.15000%
       2001-1C               3,305.56         25,188.36         23,138.92               5,355.00          1.35000%
                 --------------------------------------------------------------------------------
       Total                76,051.40        173,840.02        161,388.92              88,502.50
                 --------------------------------------------------------------------------------
     Series 2002-1:
       2002-1A              25,728.89         78,013.70         72,040.92              31,701.67          1.15000%
       2002-1B               7,787.58         78,450.11         72,684.08              13,553.61          1.18000%
       2002-1C               2,552.08         25,860.99         23,819.32               4,593.75          1.35000%
                 --------------------------------------------------------------------------------
       Total                36,068.55        182,324.80        168,544.32              49,849.03
                 --------------------------------------------------------------------------------
     Series 2003-1:
       2003-1A              53,666.67         68,094.41         62,611.08              59,150.00          1.17000%
       2003-1B              38,013.89         67,083.30         62,611.08              42,486.11          1.15000%
       2003-1C              21,466.67         65,090.09         60,106.76              26,450.00          1.15000%
       2003-1D               3,177.08         32,194.51         29,652.84               5,718.75          1.35000%
                 --------------------------------------------------------------------------------
       Total               116,324.31        232,462.31        214,981.76             133,804.86
                 --------------------------------------------------------------------------------
     Totals               $341,015.98       $836,851.03       $775,764.64            $402,102.37
                 ================================================================================

E.   Net Loan Rates for Next Interest Period

                      Interest Period
     Series             Starting Date      Net Loan Rate
     ----------------------------------------------------
     Series 1999-1:
       1999-1A              12-Nov-03              5.41%
       1999-1B              12-Nov-03              5.41%
       1999-1C              12-Nov-03              5.16%
     Series 2000-1:
       2000-1A              06-Nov-03              5.45%
       2000-1B              13-Nov-03              5.41%
       2000-1C              06-Nov-03              5.06%
     Series 2001-1:
       2001-1A              20-Nov-03              5.42%
       2001-1B              27-Nov-03              5.41%
       2001-1C              20-Nov-03              5.06%
     Series 2002-1:
       2002-1A              14-Nov-03              5.41%
       2002-1B              21-Nov-03              5.38%
       2002-1C              21-Nov-03              5.01%
     Series 2003-1:
       2003-1A              28-Nov-03              5.41%
       2003-1B              07-Nov-03              5.41%
       2003-1C              14-Nov-03              5.41%
       2003-1D              21-Nov-03              5.01%

F.   Noteholders' Carry-Over Amounts - September, 2003

                           Carry-Over                                           Carry-Over
                             Amounts,         Additions          Payments         Amounts,
     Series            Start of Month      During Month      During Month     End of Month
     --------------------------------------------------------------------------------------
     Series 1999-1:
       1999-1A                  $0.00             $0.00             $0.00            $0.00
       1999-1B                   0.00              0.00              0.00             0.00
       1999-1C                   0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
       Total                     0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
     Series 2000-1:
       2000-1A                   0.00              0.00              0.00             0.00
       2000-1B                   0.00              0.00              0.00             0.00
       2000-1C                   0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
       Total                     0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
     Series 2001-1:
       2001-1A                   0.00              0.00              0.00             0.00
       2001-1B                   0.00              0.00              0.00             0.00
       2001-1C                   0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
       Total                     0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
     Series 2002-1:
       2002-1A                   0.00              0.00              0.00             0.00
       2002-1B                   0.00              0.00              0.00             0.00
       2002-1C                   0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
       Total                     0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
     Series 2003-1:
       2003-1A                   0.00              0.00              0.00             0.00
       2003-1B                   0.00              0.00              0.00             0.00
       2003-1C                   0.00              0.00              0.00             0.00
       2003-1D                   0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
       Total                     0.00              0.00              0.00             0.00
                 --------------------------------------------------------------------------
     Totals                     $0.00             $0.00             $0.00            $0.00
                 ==========================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - September, 2003

                               Accrued              Interest              Interest                Accrued
                             Interest,               Accrued              Payments              Interest,
      Series            Start of Month          During Month          During Month           End of Month
      ----------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                  $0.00                 $0.00                 $0.00                  $0.00
        1999-1B                   0.00                  0.00                  0.00                   0.00
        1999-1C                   0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
        Total                     0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                   0.00                  0.00                  0.00                   0.00
        2000-1B                   0.00                  0.00                  0.00                   0.00
        2000-1C                   0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
        Total                     0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                   0.00                  0.00                  0.00                   0.00
        2001-1B                   0.00                  0.00                  0.00                   0.00
        2001-1C                   0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
        Total                     0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                   0.00                  0.00                  0.00                   0.00
        2002-1B                   0.00                  0.00                  0.00                   0.00
        2002-1C                   0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
        Total                     0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
      Series 2003-1:

        2003-1A                   0.00                  0.00                  0.00                   0.00
        2003-1B                   0.00                  0.00                  0.00                   0.00
        2003-1C                   0.00                  0.00                  0.00                   0.00
        2003-1D                   0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
        Total                     0.00                  0.00                  0.00                   0.00
                  ----------------------------------------------------------------------------------------
      Totals                     $0.00                 $0.00                 $0.00                  $0.00
                  ========================================================================================

II.   Fund Information

A.    Reserve Funds - September, 2003

                                                                         Amount
                                                                ----------------
      Balance, Start of Month ................................  $ 13,015,500.00
      Additions During Month (From Issuance of Notes) ........             0.00
      Less Withdrawals During Month ..........................             0.00
                                                                ----------------
      Balance, End of Month ..................................  $ 13,015,500.00
                                                                ================

B.    Capitalized Interest Accounts - September, 2003

                                                                         Amount
                                                                ----------------
      Balance, Start of Month ................................  $          0.00
      Additions During Month (From Issuance of Notes) ........             0.00
      Less Withdrawals During Month ..........................             0.00
                                                                ----------------
      Balance, End of Month ..................................  $          0.00
                                                                ================

C.    Acquisition Accounts - September, 2003

                                                                         Amount
                                                                ----------------
      Balance, Start of Month ................................  $  6,865,620.94
      Additions During Month:
        Acquisition Funds from Note Issuance .................             0.00
        Recycling from Surplus Funds .........................    20,205,092.82
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired ...................................             0.00
        Accrued Income .......................................             0.00
        Premiums and Related Acquisition Costs ...............             0.00
      Less Withdrawals for Eligible Loans:
        Total Principal Acquired .............................   (20,630,546.84)
        Origination Fees Charged .............................         7,068.44
        Premiums and Related Acquisition Costs ...............      (147,995.30)
                                                                ----------------
        Net Costs of Loans Acquired ..........................   (20,771,473.70)
                                                                ----------------
      Balance, End of Month ..................................  $  6,299,240.06
                                                                ================

D.    Alternative Loan Guarantee Accounts - September, 2003

                                                                         Amount
                                                                ----------------
      Balance, Start of Month ................................    $4,318,397.71
      Additions During Month (Initial Purchase of Student
        Loans) ...............................................             0.00
      Guarantee Fees Received (Refunded) During Month ........       658,265.53
      Interest Received During Month .........................         2,754.48
      Other Additions During Month ...........................        18,466.79
      Less Withdrawals During Month for Default Payments .....      (350,323.66)
                                                                ----------------
      Balance, End of Month ..................................    $4,647,560.85
                                                                ================

III.  Student Loan Information

A.    Student Loan Principal Outstanding - September, 2003

                                                                         Amount
                                                                ----------------
      Balance, Start of Month ................................  $795,106,456.23
      Initial Purchase of Eligible Loans .....................             0.00
      Loans Purchased / Originated - Aquisition Funds ........    20,629,671.84
      Loans Purchased / Originated - Other Funds .............    28,430,394.15
      Capitalized Interest ...................................       934,767.92
      Less Principal Payments Received .......................   (13,484,592.06)
      Less Defaulted Alternative Loans Transferred ...........      (325,372.32)
      Less Sale of Loans - Other Funds .......................   (28,041,870.52)
      Other Increases (Decreases) ............................       (33,168.05)
                                                                ----------------
      Balance, End of Month ..................................  $803,216,287.19
                                                                ================

B.    Composition of Student Loan Portfolio as of September 30, 2003

                                                                         Amount
                                                                ----------------
      Aggregate Outstanding Principal Balance ................  $803,216,287.19
      Number of Borrowers ....................................          104,745
      Average Outstanding Principal Balance Per Borrower .....  $         7,668
      Number of Loans (Promissory Notes) .....................          229,012
      Average Outstanding Principal Balance Per Loan .........  $         3,507
      Weighted Average Interest Rate .........................             4.03%

C.    Distribution of Student Loan Portfolio by Loan Type as of September 30,
      2003

                                       Outstanding
                                         Principal
      Loan Type                            Balance                      Percent
      -------------------------------------------------------------------------
      Stafford - Subsidized .....  $223,502,608.21                        27.8%
      Stafford - Unsubsidized ...   180,485,318.75                        22.5%
      Stafford - Nonsubsidized ..        12,997.60                         0.0%
      PLUS ......................    49,602,097.88                         6.2%
      SLS .......................        73,259.97                         0.0%
      Consolidation .............   127,092,815.31                        15.8%
      Alternative ...............   222,447,189.47                        27.7%
                                   --------------------------------------------
      Total .....................  $803,216,287.19                       100.0%
                                   ============================================

D. Distribution of Student Loan Portfolio by Interest Rate as of September 30, 2003

                                                Outstanding
                                                  Principal
      Interest Rate                                 Balance              Percent
      --------------------------------------------------------------------------
      Less Than 3.00% ....................  $234,356,354.63               29.2%
      3.00% to 3.49% .....................  $142,559,334.83               17.7%
      3.50% to 3.99% .....................  $ 99,853,118.52               12.4%
      4.00% to 4.49% .....................  $ 99,407,628.14               12.4%
      4.50% to 4.99% .....................  $ 75,012,664.09                9.3%
      5.00% to 5.49% .....................  $ 68,599,706.84                8.5%
      5.50% to 5.99% .....................  $  5,773,972.05                0.7%
      6.00% to 6.49% .....................  $ 26,841,774.24                3.3%
      6.50% to 6.99% .....................  $ 14,116,015.35                1.8%
      7.00% to 7.49% .....................  $ 15,142,230.10                1.9%
      7.50% to 7.99% .....................  $  6,164,441.41                0.8%
      8.00% to 8.49% .....................  $  8,621,033.84                1.1%
      8.50% or Greater ...................  $  6,768,013.15                0.8%
                                            -----------------------------------
      Total ..............................  $803,216,287.19              100.0%
                                            ===================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of September 30, 2003

                                                  Outstanding
                                                    Principal
      Borrower Payment Status                         Balance            Percent
      --------------------------------------------------------------------------
      School .............................   $ 221,105,399.44            27.5%
      Grace ..............................      61,182,184.75             7.6%
      Repayment ..........................     393,657,299.71            49.0%
      Deferment ..........................     103,363,836.57            12.9%
      Forbearance ........................      23,907,566.72             3.0%
                                             -----------------------------------
      Total ..............................   $ 803,216,287.19           100.0%
                                             ===================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of September 30, 2003

                                                             Percent by Outstanding Balance
                                                     ----------------------------------------------
                                          Outstanding             Excluding
                                            Principal          School/Grace           All Loans in
      Delinquency Status                      Balance          Status Loans              Portfolio
      ---------------------------------------------------------------------------------------------
      31 to 60 Days .................  $16,752,817.08                   3.2%                   2.1%
      61 to 90 Days .................   14,084,169.35                   2.7%                   1.8%
      91 to 120 Days ................    6,604,339.87                   1.3%                   0.8%
      121 to 180 Days ...............    8,801,361.25                   1.7%                   1.1%
      181 to 270 Days ...............    7,586,656.27                   1.5%                   0.9%
      Over 270 Days .................    3,832,243.44                   0.7%                   0.5%
      Claims Filed, Not Yet Paid ....    1,704,501.84                   0.3%                   0.2%
                                       ------------------------------------------------------------
      Total                            $59,366,089.10                  11.4%                   7.4%
                                       ============================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of September 30, 2003

                                                     Outstanding
                                                       Principal
      Guarantee Status                                   Balance        Percent
      --------------------------------------------------------------------------
      FFELP Loan Guaranteed 100% ..............  $    935,883.82           0.1%
      FFELP Loan Guaranteed 98% ...............   579,833,213.90          72.2%
      Alternative Loans Non-Guaranteed ........   222,447,189.47          27.7%
                                                 -------------------------------
      Total ...................................  $803,216,287.19         100.0%
                                                 ===============================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of September 30, 2003

                                                             Outstanding
                                                               Principal
      Guarantee Agency                                           Balance        Percent
      ----------------------------------------------------------------------------------
      Education Assistance Corporation ................  $435,641,379.73           54.2%
      Great Lakes Higher Education Corporation ........   106,819,627.11           13.3%
      California Student Aid Commission ...............     9,914,665.71            1.2%
      Student Loans of North Dakota ...................     9,670,369.25            1.2%
      Texas GSLC ......................................     3,131,907.04            0.4%
      Pennsylvania Higher Education Assistance
       Agency .........................................     3,690,111.36            0.5%
      United Student Aid Funds, Inc ...................     9,477,720.63            1.2%
      Other Guarantee Agencies ........................     2,423,316.89            0.3%
      Alternative Loans Non-Guaranteed ................   222,447,189.47           27.7%
                                                         -------------------------------
      Total                                              $803,216,287.19          100.0%
                                                         ===============================

I.    Fees and Expenses Accrued For / Through September, 2003

                                                                      For The 9
                                                                   Months Ended
                                          September, 2003        Sept. 30, 2003
                                          --------------------------------------
      Servicing Fees ...................      $702,217.38         $5,575,756.54
      Treas Mgmt / Lockbox Fees ........        17,069.00            123,601.86
      Indenture Trustee Fees ...........        17,684.24            142,734.90
      Broker / Dealer Fees .............       180,770.82          1,405,924.20
      Auction Agent Fees ...............        10,846.25             96,531.30
      Other Permitted Expenses .........             0.00                  0.00
                                          -------------------------------------
      Total ............................      $928,587.69         $7,344,548.80
                                          =====================================

J.    Ratio of Assets to Liabilities as of September 30, 2003

                                                                         Amount
                                                                ----------------
      Total Indenture Assets .................................  $883,477,702.46
      Total Indenture Liabilities ............................   868,843,375.48
                                                                ----------------
      Ratio ..................................................           101.68%
                                                                ================

K.    Senior and Subordinate Percentages as of September 30, 2003

                                                                         Amount
                                                                ----------------
      Aggregate Values ......................................   $884,037,295.55
                                                                ================
      Senior Notes Outstanding Plus Accrued Interest ........    757,965,844.21
                                                                ================
      All Notes Outstanding Plus Accrued Interest ...........    868,102,102.13
                                                                ================
      Dividend Prerequisites:
        Senior Percentage (Requirement = 112%) ..............            116.63%
                                                                ================
        Subordinate Percentage (Requirement = 102%) .........            101.84%
                                                                ================
        Available for Dividend - Excess (Shortage)
         Over Dividend Prerequisites ........................    ($1,426,848.62)
                                                                ================